CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, G. William Andrews, the President and Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 11, 2013

By:	/s/ G. William Andrews

G. William Andrews
Chief Executive Officer

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory T. Donovan, Chief Financial Officer and Treasurer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 11, 2013

By:	/s/ Gregory T. Donovan

Gregory T. Donovan
Chief Financial Officer